UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2015 (May 14, 2015)

Date of Report (Date of earliest event reported)

HARTE HANKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7120	74-1677284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 McAllister Freeway, Suite 610

San Antonio, Texas 78216

(210) 829-9000

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                        Submission of Matters to a Vote of Security Holders.

Harte Hanks, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 14, 2015, at which stockholders voted on the items below as indicated.

(1)	Election of three Class I directors to serve until the Company’s 2018 Annual Meeting of Stockholders:

	Number of Shares	Number of Shares	Broker
Nominee	Voted For	Withheld	Non-Votes
David L. Copeland	41,030,346	9,748,725	6,374,590
Christopher M. Harte	50,127,863	651,208	6,374,590
Scott C. Key	50,103,816	675,255	6,374,590

(2)	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2015:

Number of Shares	Number of Shares	Number of Shares
Voted For	Voted Against	Abstained
56,626,046	517,903	9,712

For more information on the foregoing proposals, see the Company’s proxy statement dated April 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harte Hanks, Inc.

Dated: May 18, 2015

By:	/s/ Robert L. R. Munden
Senior Vice President,
General Counsel & Secretary